Crawford & Company Second Quarter 2026 Financial Results CRD-A & CRD-B (NYSE) 85 years of expertise. Built for what’s next.

Forward-Looking Statements & Additional Information Q2 2026 FINANCIAL RESULTS Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, non-service pension costs, loss on disposition of businesses, net, software impairment, income taxes, and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights for the Class B Common Stock (CRD-B) and protections for the non-voting Class A Common Stock (CRD-A). More information available on the Company’s website. The two-class method is an earnings allocation method under which earnings per share ("EPS") is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. As a result, the Company may report different EPS for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. Revised Reportable Segment Financial Information Certain prior year quarterly amounts among the Company's reportable segments have been reclassified to conform to the current presentation. These changes have no impact on the Company’s historical consolidated statements of operations, balance sheets, or cash flows. Recasted 2024 and 2025 reportable segment financial information reflecting the January 2026 change to Crawford’s operating structure may be found in the Company’s 8-K filed March 31, 2026.

Strategic Update Bruce Swain President & Chief Executive Officer Q2 2026 FINANCIAL RESULTS

Global Reach – Trusted Partner 70+ COUNTRIES 10K+ EMPLOYEES $20B+ CLAIMS MANAGED ANNUALLY 4

Multiple Organic Growth Drivers Benefitting Crawford Increasing complexity of risk fueling expansion of major and complex loss market Industry-leading expertise and technology capabilities enhancing market share Complex claim environment driving demand for third-party administration services Natural disasters continue to drive global demand in weather-related claims Streamlined U.S. operating structure is expected to improve efficiency and support scalable growth Industry and organizational dynamics creating tailwinds for sustained revenue growth Q2 2026 FINANCIAL RESULTS 5

* See Appendix for non-GAAP explanation and reconciliation Q4 & FY 2025 FINANCIAL RESULTS YoY Revenue $323.0 Q2 ‘25 Q2 ‘26 $321.4M YoY Adjusted Operating Earnings* $22.0M Q2 ‘25 Q2 ‘26 $29.4M 2Q26 revenue of $321.4M remained relatively consistent YoY Consolidated operating earnings increased 33.9% YoY related to strong performance in Broadspire and International Highest quarterly operating earnings since Q3 ‘23 Non-GAAP EPS of $0.38 for both CRD-A and CRD-B Operating cashflow of $23.1M; improved by $2.0M YoY Paid quarterly dividend of $0.075 per share Board has approved dividend increase to $0.08 per share Added $21.5M in new and enhanced business Strong balance sheet and liquidity Leverage ratio of 1.45x EBITDA is at the low end of our targeted range, reflecting financial strength and flexibility * See Appendix for non-GAAP explanation and reconciliation Q2 2026 Highlights Q2 2026 FINANCIAL RESULTS

Disciplined Capital Allocation Strategy Investing in long-term growth Through Cap Ex and M&A  Strong liquidity Leverage ratio of 1.45x EBITDA significantly below industry average enhances financial flexibility Returning capital to shareholders Paid quarterly dividend of $0.075 (Board has approved increase to $0.08) Active share repurchase program Q2 2026 FINANCIAL RESULTS

Financial and Operational Update Holly Boudreau Chief Financial Officer Q2 2026 FINANCIAL RESULTS

Second Quarter 2026 Revenue Contribution UK Australia Canada Europe/Middle East Asia Latin America 43% International Operations Claims Management Medical Management Subrogation 34% Broadspire U.S. Loss Adjusting Global Technical Services Claims Solutions 23% U.S. Property & Casualty Q2 2026 FINANCIAL RESULTS Networks Contractor Connection Catastrophe Services U.S. Operations

Revenue decreased 10.2% YoY Severe convective storm activity in the quarter offset by softer performance in Networks Operating earnings decreased by $0.3M or 4.0% YoY with operating margin up by 70 bps, due to continued cost control efforts Premier destination for seasoned, high-caliber insurance adjusters dedicated to service excellence U.S. Property & Casualty 2Q26 Results Revenues $74.1M Operating Earnings $ 7.2M Q2 2026 FINANCIAL RESULTS The comparisons herein to 2025 results reflect Crawford's January 2026 operating structure realignment. See the Company’s 8-K filed March 31, 2026 for more information.

Revenues $109.4M $15.7M Operating Earnings YoY revenue increase of 1.2% reflects the addition of new disability clients and improved medical management revenue Retention rate improved sequentially to 87.5% Operating earnings increased by $1.5M, or 10.8% YoY; operating margin increased by 130 bps Continued tailwinds in the alternative market space related to growth in outsourced captives and MGA markets  Broadspire 2Q26 Results Q2 2026 FINANCIAL RESULTS

Revenue increased by 4.2% YoY  Excluding the exit from the Crawford Legal Services businesses and foreign exchange impacts, revenue increased by 1.6% YoY Operating earnings increased by $3.5M, or 48.2% YoY, and operating margin increased by 240 bps Performance reflects weather-related revenue in Australia and Asia as well as improved performance in Canada due to cost-control initiatives International Operations 2Q26 Results Revenues $138.0M Operating Earnings $10.9M Q2 2026 FINANCIAL RESULTS

Weather Variability Can Impact Claims Activity U.S. Severe Storm Reports1,2 1 National Oceanic and Atmospheric Administration (NOAA) Storm Prediction Database, July 20, 2026 2 Preliminary data -6.8% Consolidated Weather-Related vs. Non-Weather-Related Revenue -0.3% -1.4% Q2 2026 weather-related revenue decreased slightly year-over-year, and included claims activity associated with U.S. severe convective storm activity and CAT-related international revenue Q2 2026 FINANCIAL RESULTS Non-weather-related revenue -0.5% Weather-related revenue (U.S. CAT, U.S. Claims Solutions, Australia)

Q2 2026 Financial Summary (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended Unaudited ($ in millions, except per share amounts) June 30, 2026 June 30, 2025 Change Revenues $321.4 $323.0 (0)% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $313.7 $323.0 (3)% Net Income Attributable to Shareholders of Crawford & Company $13.4 $7.8 73% Diluted Earnings per Share CRD-A $0.27 $0.16 69% CRD-B $0.28 $0.16 75% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.38 $0.22 73% CRD-B $0.38 $0.22 73% Adjusted Operating Earnings (1) $29.4 $22.0 34% Adjusted Operating Margin (1) 9.2% 6.8% 240 bps Adjusted EBITDA (1) $37.6 $31.4 20% Adjusted EBITDA Margin (1) 11.7% 9.7% 200 bps Q2 2026 FINANCIAL RESULTS

Balance Sheet Highlights (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) June 30, 2026 December 31, 2019 Dec 31, 2025 December 31, 2018 Change Change Cash and cash equivalents $ 69,419 $ 64,079 $ 5,340 Accounts receivable, net 119,063 115,661 3,402 Unbilled revenues, net 140,732 126,960 13,772 Total receivables 259,795 242,621 17,174 Goodwill 76,426 76,569 (143) Intangible assets arising from business acquisitions, net 62,981 66,352 (3,371) Deferred revenues 59,643 57,093 2,550 Pension liabilities 16,285 17,910 (1,625) Short-term borrowings and current portion of finance leases 47,500 38,500 9,000 Long-term debt, less current portion 150,580 150,593 (13) Total debt 198,080 189,093 8,987 Total stockholders' equity attributable to Crawford & Company 186,404 173,093 13,311 Net debt (1) 128,661 125,014 3,647 Q2 2026 FINANCIAL RESULTS

Net Debt and Pension Liability $128.7M Net debt at $128.7 million $68.9M Leverage Ratio of 1.45x EBITDA at end of Q2 ‘26 $16.3M Pension liability at $16.3 million $53.9M Funded Ratio of US pension plan is 94.4% at end of Q2 ‘26 Q2 2026 FINANCIAL RESULTS

Operating and Free Cash Flow (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) June 30, 2026 2019 June 30, 2025 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 18,353 $ 14,466 $ 3,887 Depreciation and Other Non-Cash Operating Items 20,620 23,670 (3,050) Software Impairment 2,294 — 2,294 Loss on disposition of businesses, net 1,285 — 1,285 Contingent Earnout Adjustments (180) 443 (623) Billed Receivables Change (3,504) 8,111 (11,615) Unbilled Receivables Change (16,379) (12,127) (4,252) Change in Accrued Compensation, 401K, and Other Payroll (20,077) (17,595) (2,482) Accounts Payable and Accrued Liabilities 2,444 1,484 960 Other Working Capital Changes 18,288 2,631 15,657 Cash Flows from Operating Activities 23,144 21,083 2,061 Property & Equipment Purchases, net (3,206) (2,401) (805) Capitalized Software (internal and external costs) (12,036) (16,087) 4,051 Free Cash Flow(1) $ 7,902 $ 2,595 $ 5,307 Q2 2026 FINANCIAL RESULTS Six Months Ended

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $4.3 million in Q2 ‘26 compared to corporate costs of $7.0 million in Q2 ’25 Variance is primarily driven by the absence of a one-time $3.1 million indirect tax expense that occurred in Q2 ‘25 caused by a change in international tax law Non-service Pension Costs Q2 ‘26 non-service pension costs of $1.5 million compared with $2.4 million at Q2 ’25 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Special Charges/Events Recognized a $2.3 million impairment charge in Q2 ‘26 related to the carrying value of two software assets Finalized the sale of Crawford Legal Services operations in the UK and Chile. Crawford recognized a net loss on disposal of $1.3 million in Q2 ‘26 Quarterly Dividend In Q2 ‘26 Crawford paid a $0.075 dividend per share for CRD-A and CRD-B Board has approved a dividend increase to $0.08 payable in August 2026 Share Repurchases In Q2 ‘26 Crawford repurchased 295,263 shares of CRD-A and 38,385 shares of CRD-B Approximately 1.3 million shares remain eligible to be repurchased under the plan as of June 30, 2026 Q2 2026 FINANCIAL RESULTS

Q2 2026 FINANCIAL RESULTS EXPANDING MARKET PRESENCE Driving profitable growth across the globe STRONG OPERATIONAL MODEL Streamlined U.S. business expected to promote collaboration, capture efficiencies and drive favorable client outcomes DIVERSIFIED REVENUE STREAMS Diverse business lines and international footprint support long-term growth and cash generation ADVANCING AI INTEGRATION Advancing AI Integration to enhance adjuster efficiency, speed-up claims assistance and enable faster claims processing, higher accuracy, and expense reduction STRONG FINANCIAL BASE Financial strength and liquidity provide flexibility to pursue market opportunities Strategic Growth Drivers Q2 2026 FINANCIAL RESULTS

Appendix Segment Results and Non-GAAP Financial Information Q2 2026 FINANCIAL RESULTS

U.S. Property & Casualty Three months ended Unaudited ($ in thousands) June 30, 2026 June 30, 2025 Variance Revenues $74,065 $82,500 (10.2)% Direct expenses 54,872 61,229 (10.4)% Gross profit 19,193 21,271 (9.8)% Indirect expenses 12,038 13,820 (12.9)% Operating earnings $7,155 $7,451 (4.0)% Gross profit margin 25.9% 25.8% 0.1% Operating margin 9.7% 9.0% 0.7% Total cases received 77,495 92,810 (16.5)% Full time equivalent employees 1,625 1,822 (10.8)% Q2 2026 FINANCIAL RESULTS

Broadspire Three months ended Unaudited ($ in thousands) June 30, 2026 June 30, 2025 Variance Revenues $109,423 $108,158 1.2% Direct expenses 74,295 73,996 0.4% Gross profit 35,128 34,162 2.8% Indirect expenses 19,398 19,960 (2.8)% Operating earnings $15,730 $14,202 10.8% Gross profit margin 32.1% 31.6% 0.5% Operating margin 14.4% 13.1% 1.3% Total cases received 149,733 149,904 (0.1)% Full time equivalent employees 2,928 2,879 1.7% Q2 2026 FINANCIAL RESULTS

International Operations Three months ended Unaudited ($ in thousands) June 30, 2026 June 30, 2025 Variance Revenues $137,951 $132,339 4.2% Direct expenses 107,040 105,364 1.6% Gross profit 30,911 26,975 14.6% Indirect expenses 20,049 19,644 2.1% Operating earnings $10,862 $7,331 48.2% Gross profit margin 22.4% 20.4% 2.0% Operating margin 7.9% 5.5% 2.4% Total cases received 151,418 135,673 11.6% Full time equivalent employees 4,171 4,406 (5.3)% Q2 2026 FINANCIAL RESULTS

Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Q2 2026 FINANCIAL RESULTS

Non-GAAP Financial Information (cont.) Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, loss on disposition of businesses, net, software impairment, income taxes, and net income or loss attributable to noncontrolling interests. Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, non-service pension costs, loss on disposition of businesses, net, software impairment, income taxes, and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Pretax Earnings, Net Income, and Diluted Earnings per Share Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of acquisition-related intangible assets, contingent earnout adjustments, and non-service pension costs, loss on disposition of businesses, net, and software impairment, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. Q2 2026 FINANCIAL RESULTS

The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Total Revenue Before Reimbursements by Major Currency   Three Months Ended   Unaudited (in thousands) June 30, 2026   June 30, 2025   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 183,488 57.1% $ 190,658 59.0%   U.K. GBP 43,021 13.4% 44,322 13.7%   Canada CAD 23,737 7.4% 23,269 7.2%   Australia AUD 25,384 7.9% 21,607 6.7%   Europe EUR 18,411 5.7% 16,750 5.2%   Rest of World Various 27,398 8.5%   26,391 8.2%   Total Revenues, before reimbursements $ 321,439 100.0% $ 322,997 100.0%                   Q2 2026 FINANCIAL RESULTS

Revenues and Costs of Services Provided Reconciliation of Non-GAAP Item Quarter Ended Quarter Ended Quarter Ended Quarter Ended Unaudited ($ in thousands) June 30, 2026 December 31, June 30, 2025 December 31, 2019 2018 Revenues Before Reimbursements Total Revenues $ 330,024 $ 334,595 Reimbursements (8,585) (11,598) Revenues Before Reimbursements 321,439 322,997 Costs of Services Provided, Before Reimbursements Total Costs of Services 235,031 236,322 Reimbursements (8,585) (11,598) Costs of Services Provided, Before Reimbursements $ 226,446 $ 224,724 Q2 2026 FINANCIAL RESULTS

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, 2026 December 31, June 30, 2025 December 31, Unaudited ($ in thousands) 2019 2018 U.S. Property & Casualty $ 7,155 $ 7,451 Broadspire 15,730 14,202 International Operations 10,862 7,331 Unallocated corporate and shared costs, net (4,302) (6,988) Consolidated Operating Earnings 29,445 21,996 (Deduct) Add: Net corporate interest expense (2,852) (3,858) Stock option expense (114) (214) Amortization expense (1,782) (1,825) Non-service pension costs (1,462) (2,354) Loss on disposition of businesses, net (1,285) — Software impairment (2,294) — Contingent earnout adjustments — (80) Income tax provision (6,235) (5,845) Net (loss) income attributable to noncontrolling interests 27 (38) Net Income Attributable to Shareholders of Crawford & Company $ 13,448 $ 7,782 Q2 2026 FINANCIAL RESULTS

Adjusted EBITDA Reconciliation of Non-GAAP items (cont.) Quarter Ended December 31, Quarter Ended December 31, June 30, 2026 December 31, June 30, 2025 December 31, Unaudited ($ in thousands) 2019 2018 Net Income Attributable to Shareholders of Crawford & Company $ 13,448 $ 7,782 Add: Depreciation and amortization 9,496 9,814 Stock-based compensation 481 1,695 Net corporate interest expense 2,852 3,858 Non-service pension costs 1,462 2,354 Loss on disposition of businesses, net 1,285 — Software impairment 2,294 — Contingent earnout adjustments — 80 Income tax provision 6,235 5,845 Adjusted EBITDA $ 37,553 $ 31,428 Q2 2026 FINANCIAL RESULTS

Net Debt Non-GAAP Financial Information (cont.) June 30, 2026 December 31, December 31, 2025 December 31, Unaudited ($ in thousands) 2019 2018 Short-term borrowings $ 47,454 $ 38,454 Current installments of finance leases and other obligations 46 46 Long-term debt and finance leases, less current installments 150,580 150,593 Total debt 198,080 189,093 Less: Cash and cash equivalents 69,419 64,079 Net debt $ 128,661 $ 125,014 Q2 2026 FINANCIAL RESULTS

Segment Gross Profit Non-GAAP Financial Information (cont.) Three months ended Three months ended Unaudited ($ in thousands) June 30, 2026 December 31, 2019 June 30, 2025 December 31, 2018 U.S. Property & Casualty $ 19,193 $ 21,271 Broadspire 35,128 34,162 International Operations 30,911 26,975 Segment gross profit 85,232 82,408 Segment indirect costs: U.S. Property & Casualty (12,038) (13,820) Broadspire (19,398) (19,960) International Operations (20,049) (19,644) Unallocated corporate and shared costs, net (4,302) (6,988) Consolidated operating earnings 29,445 21,996 Net corporate interest expense (2,852) (3,858) Stock option expense (114) (214) Amortization expense (1,782) (1,825) Non-service pension costs (1,462) (2,354) Loss on disposition of businesses, net (1,285) — Software impairment (2,294) — Contingent earnout adjustments — (80) Income tax provision (6,235) (5,845) Net income attributable to noncontrolling interests 27 (38) Net income attributable to shareholders of Crawford & Company $ 13,448 $ 7,782 Q2 2026 FINANCIAL RESULTS

Reconciliation of Second Quarter Non-GAAP Results

32

Three Months Ended June 30, 2026

Unaudited ($ in thousands)	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share(1)	Diluted Earnings per CRD-B Share
GAAP	$ 19,656	$ 13,448	$ 0.27	$ 0.28
Adjustments:				
Amortization of intangible assets	1,782	1,492	0.03	0.03
Non-service pension costs	1,462	1,067	0.02	0.02
Loss on disposition of businesses, net	1,285	1,090	0.02	0.02
Software impairment	2,294	1,695	0.03	0.03
Non-GAAP Adjusted	$ 26,479	$ 18,792	$ 0.38	$ 0.38

Three Months Ended June 30, 2025

Unaudited ($ in thousands)	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share(1)	Diluted Earnings per CRD-B Share(1)
GAAP	$ 13,665	$ 7,782	$ 0.16	$ 0.16
Adjustments:				
Amortization of intangible assets	1,825	1,511	0.03	0.03
Non-service pension costs	2,354	1,823	0.04	0.04
Contingent earnout adjustments	80	80	—	—
Non-GAAP Adjusted	$ 17,924	$ 11,196	$ 0.22	$ 0.22

(1) Sum of reconciling items may differ from total due to rounding of individual components

Crawford | Q2 2026 FINANCIAL RESULTS